Exhibit 99.1

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of M&T and Hudson City after giving effect to the merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 is presented as if the merger had occurred on September 30, 2012. The unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2011 and the nine months ended September 30, 2012 are presented as if the merger had occurred on January 1, 2011. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma information is not necessarily indicative of what would have occurred had the acquisition taken place on the indicated dates. In particular, no adjustments have been made to the amounts of Hudson City’s provisions for credit losses, gain on bank investment securities, or loss on extinguishment of debt that may not have been necessary had the acquired loans and investment securities and assumed borrowings been recorded at fair value as of January 1, 2011.

The unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States. M&T is the acquirer for accounting purposes. The unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma combined condensed consolidated financial information. Certain reclassifications have been made to the historical financial statements of Hudson City to conform to the presentation in M&T’s financial statements.

A final determination of the acquisition consideration and fair values of Hudson City’s assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Hudson City that exist as of the date of completion of the transaction. Consequently, amounts preliminarily allocated to acquired assets and assumed liabilities could change significantly from those allocations used in the unaudited pro forma combined condensed consolidated financial statements presented below.

In connection with the plan to integrate the operations of M&T and Hudson City following the completion of the merger, M&T anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, could be incurred. M&T is not able to determine the timing, nature and amount of these charges as of the date of this joint proxy statement/prospectus. However, these charges could affect the results of operations of M&T and Hudson City, as well as those of the combined company following the completion of the merger, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma combined condensed consolidated financial statements as a result of:

•	changes in the trading price for M&T’s common stock;

•	net cash used or generated in Hudson City’s operations between the signing of the merger agreement and completion of the merger;

•	other changes in Hudson City’s net assets that occur prior to the completion of the merger, which could cause material changes in the information presented below; and

•	changes in the financial results of the combined company, which could change the future discounted cash flow projections.

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements;

•	M&T’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in M&T’s Annual Report on Form 10-K for the year ended December 31, 2011;

•	Hudson City’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2011, included in Hudson City’s Annual Report on Form 10-K for the year ended December 31, 2011;

•	M&T’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012 included in M&T’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012; and

•	Hudson City’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2012, included in Hudson City’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

(Unaudited)

The following unaudited pro forma combined condensed consolidated balance sheet gives effect to the acquisition by M&T of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on September 30, 2012.

	September 30, 2012
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Assets
Cash and due from banks	$1,622,928	$112,157	$—		$1,735,085
Interest-bearing deposits and federal funds sold	411,994	313,704	—		725,698
Investment securities	6,624,004	12,886,087	229,995	(2)	19,740,086	(12)
Loans and leases	64,111,955	27,825,191	425,194	(3)	92,362,340
Allowance for credit losses	(921,223)	(291,573)	291,573	(3)	(921,223)

Loans and leases, net	63,190,732	27,533,618	716,767		91,441,117
Goodwill	3,524,625	152,109	655,850	(4), (11)	4,332,584
Core deposits and other intangibles assets	129,628	1,986	(1,986	)(5)	129,628
Other assets	5,581,322	898,932	647,740	(6)	7,127,994	(12)

Total assets	$81,085,233	$41,898,593	$2,248,366		$125,232,192

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$41,038,857	$23,403,258	$226,890	(7)	$64,669,005
Total borrowings	5,561,690	12,925,000	4,193,317	(8), (11)	22,680,007	(12)

Total interest-bearing liabilities	46,600,547	36,328,258	4,420,207		87,349,012
Non interest-bearing deposits	22,968,401	618,923	—		23,587,324
Other liabilities	1,570,758	239,327	65,151	(9)	1,875,236

Total liabilities	71,139,706	37,186,508	4,485,358		112,811,572

Preferred equity	870,416	—	—		870,416
Common equity	9,075,111	4,712,085	(2,236,992	)(10), (11)	11,550,204

Total shareholders’ equity	9,945,527	4,712,085	(2,236,992)		12,420,620

Total liabilities and shareholders’ equity	$81,085,233	$41,898,593	$2,248,366		$125,232,192

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2012 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2011.

	For the nine months ended September 30, 2012
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$2,010,529	$1,009,555	$(105,979)		$2,914,105
Investment securities	183,818	274,126	(89,694	)(14)	368,250
Other interest income	1,985	1,200	—		3,185

Total interest income	2,196,332	1,284,881	(195,673)		3,285,540

Interest expense
Deposits	90,154	186,445	(48,634	)(15)	227,965
Borrowings	175,084	436,777	(336,143	)(16)	275,718

Total interest expense	265,238	623,222	(384,777)		503,683

Net interest income	1,931,094	661,659	189,104		2,781,857
Provision for credit losses	155,000	70,000	—		225,000

Net interest income after provision for credit losses	1,776,094	591,659	189,104		2,556,857

Other income
Mortgage banking revenues	232,518	—	—		232,518
Service charges on deposit accounts	334,334	8,728	—		343,062
Trust income	354,937	—	—		354,937
Gain on investment securities	9	—	—		9
Net other than temporary impairment losses recognized in earnings	(33,331)	—	—		(33,331)
Other revenues from operations	325,639	—	—		325,639

Total other income	1,214,106	8,728	—		1,222,834

Other expense
Salaries and employee benefits	991,530	96,426	—		1,087,956
Equipment and net occupancy	194,667	25,786	—		220,453
Amortization of core deposit and other intangible assets	46,766	1,123	(1,123	)(17)	46,766
FDIC assessments	77,712	93,945	—		171,657
Other costs of operations	572,439	51,766	—		624,205

Total other expense	1,883,114	269,046	(1,123)		2,151,037

Income before taxes	1,107,086	331,341	190,227		1,628,654
Income taxes	373,781	130,146	75,111	(18)	579,038

Net income	733,305	201,195	115,116		1,049,616
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(56,484)	—	—		(56,484)

Net income available to common shareholders	$676,821	$201,195	$115,116		$993,132

Net income per common share
Basic	$5.39	$0.41	$—		$6.57
Diluted	$5.37	$0.41	$—		$6.55
Average common shares outstanding
Basic	125,510	496,436	25,742		151,252
Diluted	125,936	496,446	25,742		151,678

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2011 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2011.

	For the year ended December 31, 2011
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$2,522,567	$1,508,729	$(174,946	)(13)	$3,856,350
Investment securities	265,199	654,516	(142,016	)(14)	777,699
Other interest income	4,321	4,392	—		8,713

Total interest income	2,792,087	2,167,637	(316,962)		4,642,762

Interest expense
Deposits	157,435	328,514	(104,440	)(15)	381,509
Borrowings	244,896	858,189	(448,509	)(16)	654,576

Total interest expense	402,331	1,186,703	(552,949)		1,036,085

Net interest income	2,389,756	980,934	235,987		3,606,677
Provision for credit losses	270,000	120,000	—		390,000

Net interest income after provision for credit losses	2,119,756	860,934	235,987		3,216,677

Other income
Mortgage banking revenues	166,021	—	—		166,021
Service charges on deposit accounts	455,095	11,449	—		466,544
Trust income	332,385	—	—		332,385
Gain on investment securities	150,187	102,468	—		252,655
Net other than temporary impairment losses recognized in earnings	(77,035)	—	—		(77,035)
Other revenues from operations	556,259	—	—		556,259

Total other income	1,582,912	113,917	—		1,696,829

Other expense
Salaries and employee benefits	1,203,993	113,129	—		1,317,122
Equipment and net occupancy	249,514	33,830	—		283,344
Amortization of core deposit and other intangible assets	61,617	1,497	(1,497	)(17)	61,617
FDIC assessments	100,230	120,981	—		221,211
Loss on extinguishment of debt	—	1,900,591	—		1,900,591
Other costs of operations	862,714	60,132	—		922,846

Total other expense	2,478,068	2,230,160	(1,497)		4,706,731

Income (loss) before taxes	1,224,600	(1,255,309)	237,484		206,775
Income tax expense (benefit)	365,121	(519,320)	93,771	(18)	(60,428)

Net income (loss)	859,479	(735,989)	143,713		267,203
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(77,736)	—	—		(77,736)

Net income (loss) available to common shareholders	$781,743	$(735,989)	$143,713		$189,467

Net income (loss) per common share
Basic	$6.37	$(1.49)	$—		$1.28
Diluted	$6.35	$(1.49)	$—		$1.27
Average common shares outstanding
Basic	122,663	494,629	25,742		148,405
Diluted	123,079	494,629	25,742		148,821

See accompanying notes to pro forma combined condensed consolidated financial statements.

Notes to Pro Forma Combined Condensed Consolidated Financial Statements (Unaudited)

(1)	Pro forma adjustments reflect increases (decreases) resulting from the use of the acquisition method of accounting.
(2)	Adjustment to reflect preliminary estimate of fair value of acquired investment securities.
(3)	Adjustment to reflect acquired loans at their preliminary estimate of fair value.
(4)	Adjustment to reflect $807,959,000 of preliminary estimated goodwill from this business combination.
(5)	Adjustment to eliminate Hudson City’s intangible assets. A significant portion of Hudson City’s core deposit base consists of fixed maturity time deposits and interest rate sensitive money market accounts. This fact, combined with Hudson City’s above average market pricing as compared to M&T’s alternative funding cost, has led M&T to conclude that there is no significant core deposit intangible resulting from this transaction.
(6)	Reflects preliminary estimate to increase deferred tax assets by $684,282,000 for the effects of acquisition accounting adjustments and to reflect other miscellaneous adjustments of ($36,542,000).
(7)	Adjustments to reflect the preliminary estimate of fair value on interest-bearing deposits.
(8)	Reflects the preliminary estimate of the adjustment of $2,510,477,000 to record borrowings at fair value. Also reflects the increased borrowings of $1,682,840,000 to fund the estimated cash consideration for the acquisition.
(9)	Reflects the preliminary estimate of adjustments to record the estimated liability for change-in-control agreements with Hudson City employees of $54,803,000 and other miscellaneous adjustments of $10,348,000.
(10)	Reflects the issuance of 25,742,000 shares of M&T common stock using the December 4, 2012 closing price of $96.15 and the elimination of Hudson City’s September 30, 2012 equity.
(11)	The following table depicts the sensitivity of the purchase price and resulting goodwill to changes in M&T’s common stock price.

(in thousands)	Equity Consideration	Cash Consideration	Total Purchase Price	Estimated Goodwill
As presented in pro forma	$2,475,093	$1,682,840	$4,157,933	$807,959
Up 10%	2,722,603	1,851,124	4,573,727	1,223,753
Down 10%	2,227,584	1,514,556	3,742,140	392,166

(12)	Subsequent to the acquisition of Hudson City, M&T expects to restructure the combined entity’s balance sheet by extinguishing Hudson City’s borrowings with a fair value of $15,435,477,000 using proceeds from the liquidation of Hudson City’s investment securities with a fair value of $13,116,082,000, the realization of related deferred tax assets of $900,448,000 and incremental short-term borrowings of $1,418,947,000. As a result total assets and total liabilities would decrease by an estimated $14,016,530,000.

Notes to Pro Forma Combined Condensed Consolidated Financial Statements (Unaudited), Continued

		Nine Months Ended September 30, 2012	Year Ended December 31, 2011
		(in thousands)
(13)	Reflects the estimated net amortization of premiums and discounts on acquired loans using a level-yield method over the estimated remaining terms to maturity of the loans and leases.	$(105,979)	$(174,946)
(14)	Reflects the estimated net amortization of premiums and discounts on acquired investment securities.	(89,694)	(142,016)
(15)	Reflects the estimated amortization of the related fair value adjustments to interest-bearing deposits using the effective interest method over the remaining terms to maturity.	(48,634)	(104,440)
(16)	Reflects the following:
	Estimated net amortization of premiums on acquired borrowings	(348,764)	(465,337)
	Incremental interest expense on borrowings used to fund the cash consideration related to the acquisition (the effects of a .125% change in interest rates assumed on pro forma interest expense was $1,578,000 for the nine months ended September 30, 2012 and $2,104,000 for the year ended December 31, 2011)	12,621	16,828

		(336,143)	(448,509)

(17)	Reflects the reversal of Hudson City’s amortization of intangible assets.	(1,123)	(1,497)
(18)	Income tax expense on pro forma adjustments using a 39.49% tax rate.	75,111	93,771

(19)	The estimated decreases resulting from the net amortization of acquisition accounting adjustments for each of the five twelve-month periods subsequent to the acquisition date are as follows:

	Year 1	Year 2	Year 3	Year 4	Year 5
	(in thousands)
Interest income
Loans	$(174,946)	$(141,354)	$(138,851)	$(126,338)	$(94,753)
Investment securities	(142,016)	(116,389)	(90,762)	(65,135)	(39,508)
Interest expense
Deposits	(104,440)	(61,867)	(42,555)	(14,778)	(3,250)
Borrowings	(465,337)	(465,019)	(465,019)	(421,295)	(270,522)